                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                            ------------------------

                       DATE OF REPORT: SEPTEMBER 14, 1998

                            ------------------------

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------


   Delaware                     0-21352                        31-1177192
----------------           ---------------------          ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                            ------------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                            ------------------------

ITEM 5.  OTHER ITEMS.

         On September 14, 1998, Applied Innovation Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company is terminating all product development and related activities of its Access Products Group. In addition, the Company announced that the termination will result in the closing of the Raleigh, North Carolina facility and a reduction in staff of approximately 60 employees. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

          Exhibit No.                      Description

                 99 Press release, dated September 10, 1998, entitled "Applied Innovation Inc. Announces Termination of Access Products Development Activity."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED INNOVATION INC.


Date:  September 16, 1998            By:    /s/William H. Largent
                                        ---------------------------------------
                                               William H. Largent, Senior Vice
                                               President, Operations and Chief
                                               Financial Officer

                                  EXHIBIT INDEX


             Exhibit No.                        Description

                  99 Press release, dated September 14, 1998, entitled "Applied Innovation Inc. Announces Termination of Access Products Development Activity."







                                      -3-